UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                         August 3, 2004 (August 3, 2004)
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

              Delaware               1-11178            13-3662955
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          (State or Other       (Commission File No.)  (I.R.S. Employer
           Jurisdiction of                             Identification
           Incorporation)                               No.)

            237 Park Avenue
            New York, New York                              10017
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          (Address of Principal                           (Zip Code)
            Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 12.  Results of Operation and Financial Condition.

     On August 3, 2004, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1.

     In accordance with general instruction B.6 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REVLON, INC.


                                       By: /s/ Robert K. Kretzman
                                       --------------------------
                                       Robert K. Kretzman
                                       Executive Vice President, General
                                       Counsel and Chief Legal Officer


Date: August 3, 2004


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



                                  EXHIBIT INDEX

        Exhibit No.      Description
        ----------       ------------

        99.1             Press Release, dated August 3, 2004.



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